EXHIBIT 10.23

GE Aircraft Engines
General Electric Company
One Neumann Way
Cincinnati, OH 45215-1988 USA
Tel.  513/243-2000


LETTER AGREEMENT NO. 11


Continental Airlines, Inc.
2929 Allen Parkway
Houston, Texas 77019

Gentlemen:

WHEREAS, General Electric Company ("GE") and Continental Airlines, Inc. ("Airline") have entered into Amended and Restated General Terms Agreement No. 6-8057 dated as of November 1, 1994, as amended (together with Letter Agreement Nos. 1 through 10 thereto, collectively, the "Agreement"). This Letter Agreement No. 11 amends and supplements the Agreement by providing for applicable terms and conditions governing the sale by GE and the purchase by Airline from GE of spare CF6 and GE90 engines and related equipment and spare parts therefor in support of Airline's fleet of GE-powered aircraft; and

WHEREAS, Airline has ordered from The Boeing Company ("Boeing")
(i) thirty (30) new firm 767-400ER aircraft for delivery in the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] time period, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and
(ii) ten (10) new firm 777-200 aircraft for delivery in the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] time period [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

WHEREAS, Airline and Boeing have entered into an agreement whereby Airline has agreed that in the event Airline purchases any new 737 through 777 sized aircraft prior to December 31, 2017, such aircraft shall be aircraft manufactured by Boeing. GE is not a party to this Purchase Agreement and any reference to such Purchase Agreement is only for the convenience of Airline.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree as follows:

I. Airline agrees that when Airline acquires directly from Boeing new 737 through 777 sized aircraft (other than 757 aircraft), including derivatives, for delivery by December 31, 2017 (except for those for which neither GE nor CFMI has an application) which are in addition to the Firm 767 Aircraft and Firm 777 Aircraft, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Airline shall equip all such additional aircraft with GE or CFMI engines. If, for any reason other than one defined in the Agreement as an "Excusable Delay" (Article VIII), GE or CFMI is unable to deliver such engines in the time period required by Airline, Airline may purchase engines from another source.

II. Airline agrees that in the event Airline acquires directly from an aircraft manufacturer for delivery by December 31, 2017, with or without Boeing's consent, additional new 737 through 777 sized aircraft, including derivatives, which are not manufactured by Boeing, such additional aircraft shall be equipped with GE of CFMI engines (except for those for which neither GE nor CFMI has an application). If, for any reason, other than one defined in the Agreement as an "Excusable Delay" (Article VIII), GE or CFMI is unable to deliver such engines in the time period required by Airline, Airline may purchase engines from another source.

         The additional aircraft referred to in paragraph I above and in this paragraph II shall be individually or collectively referred to as the "Follow-On Aircraft."

III. If Airline purchases Follow-On Aircraft, Airline agrees to purchase a quantity of spare engines which are equivalent to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] percent [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] (rounded to the nearest whole spare engine) of the quantity of new engines installed on each model of Follow-On Aircraft.

IV.      GE agrees to provide Airline the following Special
         Allowances, subject to all of the conditions set forth in Attachment A hereto.

         A.     Follow-On Aircraft Allowance

                In consideration of Airline purchasing and taking delivery of new CF6 powered Follow-on Aircraft for delivery through December 31, 2017, GE will provide Airline an allowance per aircraft as defined by the formula below:

                [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

                In consideration of Airline purchasing and taking delivery of new GE90 powered Follow-On Aircraft for delivery through December 31, 2017, GE will provide Airline an allowance per aircraft as defined by the formula below:

         [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
         THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A
         REQUEST FOR CONFIDENTIAL TREATMENT]

         These Follow-On Aircraft Allowances will be earned by Airline, on a pro rata basis, upon delivery of each shipset of CF6 and GE90 Engines to the aircraft manufacturer for installation on Airline's Follow-On Aircraft.

         Upon concurrence by the aircraft manufacturer, GE will make the Follow-On Aircraft Allowances available for use toward the purchase of the respective Follow-On Aircraft to which such allowance relates.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

The obligations set forth in this Letter Agreement No. 11 are in addition to and form part of the obligations set forth in the Agreement.

Counterparts: This Letter Agreement No. 11 may be executed by the parties hereto in two or more counterparts and by the different parties hereto on separate counterparts each of which shall be deemed to be an original but all of which when taken together shall constitute one and the same document. Delivery of an executed counterpart of a signature page to this Agreement by fax shall be effective as delivery of a manually executed counterpart.

Please indicate your agreement with the foregoing by signing the original and one copy in the space provided below and returning the same to the undersigned whereby this Letter Agreement No. 11 shall become effective as of December 22, 1997.

                                        Very truly yours,
CONTINENTAL AIRLINES, INC.

By:   /s/ Brian Davis                   By:       /s/ James L. Raphael

Typed Name:  Brian Davis                Typed Name:  James L. Raphael

Title:  Vice President                  Title:  Sales Director

Date:  12/22/97                         Date 12/22/97

1.Allowance for Initial Aircraft Sale Only

       Any allowance described in this Letter Agreement No. 11 applies only to new CF6 powered Follow-on Aircraft and new GE90 powered Follow-On 777 Aircraft (individually or collectively, the "CF6/GE90 Follow-On Aircraft") and does not apply to an aircraft that has been the subject of a previous GE proposal or offer or, to an aircraft that has been previously sold or otherwise acquired through resale, lease, trade or exchange.

2.     Allowance Not Paid

       If: (a) Airline for any reason: terminates, cancels, revokes or delays beyond the Follow-On Delivery Period (defined as a period of time not to exceed December 31, 2017 unless such delay occurs as a result of an Excusable Delay) its order for Follow-On Aircraft or some portion thereof, or (b) Airline fails to perform, in any material respect, any of the allowance conditions or other material terms of the Agreement, in addition to the other remedies that may be available to GE in this Attachment A, and, with respect to a failure to perform, in any material respect, any of the other material terms of the Agreement, such other remedies that may be available to GE at law or in equity, any allowance which may have been earned by Airline upon delivery of GE engines to the aircraft manufacturer for affected Aircraft shall become an unearned allowance, and will not be paid; provided, however, that such an unearned allowance relating to a delayed CF6/GE90 Follow-On Aircraft may be reinstated and paid to Airline upon delivery of such CF6/GE90 Follow-On Aircraft if (i) such delay was not attributable to a breach by Airline under the applicable aircraft manufacturer's purchase agreement, this Agreement or any other applicable agreement, and (ii) Airline accepts such CF6/GE90 Follow-On Aircraft promptly when tendered by Boeing; and (iii) such acceptance occurs not later than the Follow-On Delivery Period, subject to excusable delay as defined in paragraph 10 hereof.

3.     Adjustment of Allowances

       In the event Airline fails to (i) take delivery of at least [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] the respective CF6 and GE90 Follow-On Aircraft Allowances described in Article IV.A of Letter Agreement No. 11 will be reduced according to the following table:

       [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
       THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A
       REQUEST FOR CONFIDENTIAL TREATMENT]

       and such reduced allowance will be applicable to (i) all CF6 powered Follow-On Aircraft delivered to Airline through December 31, 2017 and (ii) all GE90-powered Follow-On Aircraft delivered to Airline through December 31, 2017.

       The Special Allowances described in Article IV.A. will not be applicable to Follow-On Aircraft delivered after December 31, 2017.

       The cut-off dates set forth in this paragraph 3 are subject to extension for excusable delay [CONFIDENTIAL MATERIAL
       OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
       EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
       TREATMENT].

4.     Assignability of Allowances

       The allowances described herein are exclusively for the benefit of Airline, and are not assignable, except in connection with Airline's financing of the Aircraft.

5.     Set Off for Outstanding Balance

       Allowances will be made available by GE at the time of CF6/GE90 Follow-On Aircraft delivery provided Airline has no accounts aggregating in excess of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] outstanding for ninety (90) days or more payable to GE for the purchase of GE Aircraft Engines products and services for which GE shall have notified airline (to the attention of Chief Financial Officer) at least ninety (90) days prior to such scheduled CF6/GE90 Follow-On Aircraft delivery. In the event of such outstanding accounts receivable, the amounts of such outstanding accounts receivable shall be deducted by GE from the allowances that are payable at the time of scheduled Aircraft delivery. However, no such deduction will occur for those past due amounts that Airline has contested in good faith, provided that Airline has notified GE of such contest within sixty
       (60) days after Airline received the invoice(s) therefor.

6.     Cancellation of CF6/GE90 Follow-On Spare Engines

       In the event Airline cancels any purchase order for CF6/GE90 Follow-On Aircraft spare engine(s) prior to scheduled delivery to Airline, except in circumstances constituting Excusable Delay, (i) GE will retain, and Airline will forfeit, any spare engine progress payments made to GE for such canceled spare engine, and (ii) if written notice of cancellation is received by GE at least [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] prior to the scheduled engine delivery date, Airline will pay a cancellation charge of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the engine price, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

7.     Cancellation or Failure to Accept Delivery of Installed
       Engines

       If airline cancels any purchase order for, or otherwise fails to take delivery of, installed CF6/GE90 Follow-On Aircraft engine(s) (individually or collectively, the "Engine"), the parties agree that harm or damage will be sustained by GE as a result. The parties agree that any such cancellation or failure to accept delivery of the Engine (except in circumstances constituting Excusable Delay) will subject Airline to a cancellation charge of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the installed Engine price, (determined as of the date of scheduled Engine delivery to the aircraft manufacturer). If Airline provides notice of cancellation at least [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] prior to the scheduled delivery date of the aircraft, the parties acknowledge this charge [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and to be a reasonable estimate of the harm or damage to GE. To the extent that GE gets paid cancellation fees by or receives credit or other quantifiable consideration from the aircraft manufacturer with respect to installed Engines for Airline's canceled aircraft or aircraft for which Airline has failed to accept delivery when duly tendered, GE will credit airline the value of such fees, credits or other quantifiable consideration against such cancellation charge and any other amounts owed to GE by Airline for damages relating to any such cancellation or failure to accept delivery.

8.     Additional Damages; Confidentiality

       In the event written notice of cancellation (of spare or installed engines) is not received by GE more than [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] prior to scheduled delivery date to Airline for a spare engine, or [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] prior to the delivery date of the aircraft for an installed engine, GE will also retain all remedies available to it for damages in law or equity in excess of such cancellation charge.

       Airline agrees to cooperate with GE to maintain the confidentiality of any proprietary information disclosed by GE in connection with proving any such additional harm or damages, provided that any such disclosure shall be at GE's discretion.

9.     Planned Aircraft Not Operated for Planned Period

       If, within the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] following delivery of each CF6/GE90 Follow-On Aircraft for which a special allowance was provided by GE under this Letter Agreement No. 11, Airline fails to operate (other than as a result of mechanical problem or due to an event of loss) such CF6/GE90 Follow-On Aircraft, the special allowances earned and/or paid on such CF6/GE90 Follow-On Aircraft shall be proportionately reduced. Airline will reimburse GE an amount equal to the proportionate share of the special allowances earned and/or paid with respect to such CF6/GE90 Follow-On Aircraft, (based on the percentage of the six-month minimum period the CF6/GE90 Follow-On Aircraft was actually operated by Airline), with interest on such amount. The special allowance reimbursement is due no later than 30 days from the time Airline ceases to operate such CF6/GE90 Follow-On Aircraft.

       Interest will be calculated at [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. For purposes of the foregoing, Airline shall be deemed to operate such CF6/GE90 Follow-On Aircraft even though such CF6/GE90 Follow-On Aircraft are (i) operated by any majority owned affiliate or subsidiary of Airline or
       (ii) operated by any other airline with whom Airline has entered into a code sharing or other marketing arrangement.

10.    Excusable Delay

       "Excusable Delay" with respect to an installed engine as used in this Attachment A means a delay in delivery of an Aircraft not attributable to a failure of Airline to timely perform its obligations under the aircraft manufacturer's purchase agreement (without giving effect to any supplement, modification or waiver thereto which directly or indirectly results in a permitted delay of the scheduled delivery of an aircraft unless GE shall have consented thereto, which consent shall not be unreasonably withheld), including any event of force majeure or a default by the aircraft manufacturer, provided, that airline accepts such aircraft promptly when tendered by the aircraft manufacturer.

       An "Excusable Delay" with respect to a spare engine as used in this Attachment A means a delay in delivery of a spare engine not attributable to a failure of Airline to timely perform its obligations under the purchase agreement between Airline and GE, including any event of default by GE or event of force majeure provided, that Airline accepts such spare engine promptly when tendered by GE after an event of force majeure.